AB VARIABLE PRODUCTS SERIES FUND, INC.

AB VPS Small Cap Growth Portfolio

Supplement dated August 6, 2015 to the Prospectuses and Summary Prospectuses dated May 1, 2015 for AB Variable Products Series Fund, Inc. (the “Prospectuses”), offering Class A and Class B shares of the AB VPS Small Cap Growth Portfolio (the “Portfolio”).

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Effective August 10, 2015, the Portfolio will re-open to new investors. Accordingly, effective August 10, 2015, the Prospectus is amended as follows:

AB VPS Small Cap Growth Portfolio

The introductory paragraph in the Summary Information in the Prospectuses is deleted in its entirety.

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This Supplement should be read in conjunction with the Prospectuses for the Portfolio.

You should retain this Supplement with your Prospectuses for future reference.

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